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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             -----------------------

                         Date of Report: August 27, 2004
                        (Date of earliest event reported)


                      Electronic Tele-Communications, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Wisconsin                     0-13981                 39-1357760
         ---------                     -------                 ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)               File Number           Identification No.)


       1915 MacArthur Road, Waukesha, Wisconsin                 53188
       ----------------------------------------                 -----
       (Address of principal executive offices)               Zip Code)


               Registrant's telephone number, including area code:
                                 (262) 542-5600
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Disclosure

         On August 27, 2004, the Board of Directors of Electronic Tele-Communications, Inc. (the "Company") discussed whether the Company should terminate the registration of its Class A common stock under Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"). The Board discussed the advantages of maintaining its Section 12 registration and its quotation on the OTC Bulletin Board, including the limited liquidity it provided for shareholders. The Board also evaluated the cost of maintaining the registration of the Company's Class A common stock and remaining an SEC registrant, including the increased accounting and legal fees and the costs of personnel who spend a considerable amount of time complying with the securities laws and preparing the periodic reports. The Board was informed of the limited benefits of the OTC Bulletin Board quotation and its limited liquidity.

         The Company has also been informed that it presently qualifies to terminate its registration under the 1934 Act in accordance with the SEC rules. After reviewing all these matters, the Board decided unanimously that it was in the best interests of the Company and its shareholders to authorize the Company to terminate its registration under the 1934 Act by filing a Form 15 with the SEC. This form is expected to be filed on September 14, 2004, which will have the effect of deregistering the Class A common stock of the Company, delisting the Class A common stock on the OTC Bulletin Board, and immediately terminating the Company's obligation to file periodic reports on Forms 10-KSB, 10-QSB and 8-K.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits:

                  See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    ELECTRONIC TELE-COMMUNICATIONS,
                                    INC.
                                    (Registrant)


Date: August 27, 2004               By:  /s/ Dean W. Danner
                                       --------------------------------------
                                       Dean W. Danner
                                       President and Chief Executive  Officer



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                      ELECTRONIC TELE-COMMUNICATIONS, INC.
                               (the "Registrant")
                          (Commission File No. 0-13981)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                              Dated August 27, 2004



Exhibit                                                            Filed
Number                           Description                      Herewith

 99.1                  Press Release dated August 27, 2004           X